                                                                      Exhibit 24

                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 13, 1999.



                                                 By:  /s/ Robert W. Gillespie
                                                      -----------------------

                                                                      Exhibit 24


                                    KEYCORP

                               POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 16, 1999.

                                             By:  /s/ K. Brent Somers
                                                  ---------------------

                                                                      Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 13, 1999.




                                                     By: /s/ Lee G. Irving
                                                        ------------------

                                                                      Exhibit 24

                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 12, 1999.




                                                     By: /s/ Cecil D. Andrus
                                                         -------------------

                                                                      Exhibit 24



                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 12, 1999.




                                                     By: /s/ William G. Bares
                                                         --------------------

                                                                      Exhibit 24



                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 8, 1999.




                                                   By: /s/ Albert C. Bersticker
                                                       ------------------------

                                                                      Exhibit 24



                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 8, 1999.




                                                  By: /s/ Edward P. Campbell
                                                      ----------------------

                                                                      Exhibit 24


                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 8, 1999.



                                             By:  /s/ Carol Cartwright
                                                  ---------------------

                                                                      Exhibit 24



                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 10, 1999.




                                                     By: /s/ Thomas A. Commes
                                                         --------------------

                                                                      Exhibit 24



                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of 8th day of April, 1999.




                                                   By: /s/ Kenneth M. Curtis
                                                       ---------------------

                                                                      Exhibit 24



                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 9, 1999.




                                                     By: /s/ John C. Dimmer
                                                         ------------------

                                                                      Exhibit 24



                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 8, 1999.




                                                    By: /s/ Stephen R. Hardis
                                                        ---------------------

                                                                      Exhibit 24



                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 8, 1999.




                                                   By: /s/ Henry S. Hemingway
                                                       ----------------------

                                                                      Exhibit 24



                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 8, 1999.




                                                     By: /s/ Charles R. Hogan
                                                         --------------------

                                                                      Exhibit 24




                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 8, 1999.




                                                 By: /s/ Douglas J. McGregor
                                                     -----------------------

                                                                      Exhibit 24



                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 13, 1999.




                                                   By: /s/ Henry L. Meyer III
                                                       ----------------------

                                                                      Exhibit 24



                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 8, 1999.




                                                     By: /s/ Steven A. Minter
                                                         --------------------

                                                                      Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 8, 1999.




                                                     By: /s/ M. Thomas Moore
                                                         -------------------

                                                                      Exhibit 24


                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 8, 1999.




                                                     By: /s/ Richard W. Pogue
                                                         --------------------

                                                                      Exhibit 24



                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 12, 1999.




                                                     By: /s/ Ronald B. Stafford
                                                         ----------------------

                                                                      Exhibit 24




                                     KEYCORP

                                POWER OF ATTORNEY


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 8, 1999.




                                                     By: /s/ Dennis W. Sullivan
                                                         ----------------------